UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12
MIMEDX GROUP, INC.
(Name of registrant as specified in its charter)
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On May 3, 2021, the Registrant published the following memorandum to employees:

Date:        May 3, 2021

To:        All Employees

From:         Tim Wright

Subject:     Definitive Proxy Filing

This morning, we issued a press release with an embedded letter to shareholders related to our upcoming 2021 Annual Meeting of Shareholders, which is scheduled for May 27, 2021. These materials include our recommendation to vote on the WHITE proxy card for our four highly qualified directors standing for election at this year’s Annual Meeting - Dr. Kathleen Behrens, Mr. Todd Newton, Mr. Timothy Wright, and Dr. Phyllis Gardner. You can find the letter and materials related to our Annual Meeting at https://votemimedx.com/.

Over the past two years, we have taken decisive action to transform MIMEDX into a stronger company – in turn building significant shareholder value. Together, we have completed our restatement of five years of audited financials, re-listed on the Nasdaq Stock Market, resolved substantially all of our outstanding litigation and regulatory actions, renewed our reputation and customer relationships, initiated an investor relations and shareholder re-engagement program, invested in and advanced our clinical programs, and obtained reimbursement coverage by the largest Commercial payor in the U.S.

As we communicated previously, one of our shareholders, Prescience Point, has nominated a competing slate of candidates for election to the MIMEDX Board. We believe that Prescience Point’s demands and nominees will put our great progress at risk. That is why the Board and management team are encouraging those of you who own shares to vote FOR ALL of MIMEDX’s nominees on the WHITE proxy card and to discard any gold proxy cards you may receive from Prescience Point.

If you own MIMEDX shares, you will be receiving the proxy materials and letter to shareholders in the mail in the coming days. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Morrow Sodali LLC, toll-free at (800) 662-5200. Every vote counts.

As we approach the Annual Meeting, you will see more public statements and materials from both MIMEDX and Prescience Point. While employees owning MiMedx shares can help support the Company in our Board election process by voting on the WHITE proxy card, from an operational perspective, it remains business as usual for all of us across the organization. The best thing everyone can do to support MIMEDX is not to get distracted by the proxy contest and remain focused on our mission to improve people’s health and lives.

We expect today’s announcement and our upcoming Annual Meeting to attract increased attention from outside parties. If you receive any inquiries from outside parties or the media, please follow company policy and forward them to Jack Howarth at JHowarth@mimedx.com and Hilary Dixon at HDixon@mimedx.com.

We will keep you updated as there is more to share. Our MIMEDX community can accomplish much together, and we are making a difference each day for our patients. Your efforts reinforce the integrity and core values of our Company, and I thank you for your hard work.

Tim

Important Cautionary Statement

This communication contains forward-looking statements, including, among other things, statements regarding: (i) our strategic focus, as illustrated by our current business priorities and our ability to implement these priorities; (ii) our expectations regarding the sufficiency of our liquidity and existing capital resources to implement our current business priorities; (iii) the advantages of our products and development of new products; (iv) our expectation regarding the size of the potential market and any growth in such market; (v) the likelihood, timing, and scope of possible regulatory approval and commercial launch of our late-stage product candidates and new indications for our products; (vi) the status, timing, and expected results of the Company’s clinical trials and planned regulatory submissions, and our expectations regarding our ability to potentially accelerate the timing of any trial or regulatory submission; (vii) the Company’s plans to review and analyze the results of its plantar fasciitis, Achilles tendonitis, and knee osteoarthritis clinical trials; (viii) the effectiveness of amniotic tissue as a therapy for any particular indication or condition; (ix) estimates of potential addressable markets for our potential future products; and (x) our expectations regarding the effects of the proxy contest launched by Prescience Point. Additional forward-looking statements may be identified by words such as “believe,” “expect,” “may,” “plan,” “goal,” “outlook,” “potential,” “will,” “preliminary,” and similar expressions, and are based on management’s current beliefs and expectations.

Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) notwithstanding the FDA’s statement on April 21, 2021, there remain a number of uncertainties regarding the application of the FDA’s regulations to the Company’s products and practices, and the Company may adjust its plans to comply with FDA’s requirements; (ii) there can be no assurance that the FDA will further extend enforcement discretion to cover products that have a regulatory approval pending, nor can there be any assurance that the Company will even be able to engage with the FDA on the subject; (iii) the Company’s estimate of the impact of enforcement discretion assumes that the Company is able to sell its products through May 31, 2021, and that the Company may continue to sell its cord products thereafter; (iv) the status, timing, and expected results of the Company’s clinical trials and planned regulatory submissions, and our expectations regarding our ability to potentially accelerate the timing of any trial or regulatory submission depend on a number of factors including favorable trial results, patient access, and our ability to manufacture in accordance with

CGMP and appropriate chemistry and manufacturing controls; (v) the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; (vi) generally any meeting with the FDA depends on successful clinical trial results and the availability of such a meeting and its timing is outside of the Company’s control; (vii) the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; (viii) our estimates of potential addressable markets for our potential future products are merely estimates and will depend on market acceptance of our potential, future products; and (ix) we depend on our senior leadership team and may not be able to retain or replace these employees or recruit additional qualified personnel. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the SEC. Any forward-looking statements speak only as of the date of this communication and the Company assumes no obligation to update any forward-looking statement.

Important Information

The Company, its directors, director nominees and certain of its executive officers are participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. The Company has filed a definitive proxy statement and associated WHITE proxy card in connection with the solicitation of proxies for the Annual Meeting with the SEC. Details concerning the nominees of the Company’s board of directors for election at the Annual Meeting are set forth in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO, AS THEY CONTAIN IMPORTANT INFORMATION. Information regarding the identity of the Company’s participants and their respective interests in the matters to be voted on at the Annual Meeting, by security holdings or otherwise, are set forth in the definitive proxy statement and other documents filed with the SEC in connection with the Annual Meeting. Investors and shareholders can obtain a copy of the definitive proxy statement and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. The Company’s shareholders can also obtain, without charge, a copy of the definitive proxy statement and other relevant filed documents from the “SEC Filings” section of the Company’s website at www.mimedx.com.